Convertible Note Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Debt Disclosure [Abstract]
Convertible Note Payable

Note 6 – Convertible Debt

On May 28, 2014 (the “Closing Date”), the Company entered into a Convertible Note Facility Agreement (the “Note Agreement”) with ACM. The proceeds from the Note Agreement will be used primarily for capital expenditures incurred in accordance with an approved operating budget.

The Note Agreement allows the Company to issue ACM a multiple draw secured promissory note (the “Convertible Note”) with a maximum aggregate principal amount of $22 million, convertible into the common stock of the Company (the “Common Stock”) at a price of $6.00 per share at the option of ACM. The outstanding debt under the facility is convertible immediately and accrues interest at 14% per annum with interest payments due annually in arrears. The debt can be prepaid in full under certain conditions after the first anniversary of the Closing Date and matures on the date that is four years following the Closing Date.

The initial advance of $11,863,885 under the Note Agreement was primarily used for equipment purchases and other approved capital expenditures. Until the earlier of (i) May 28, 2016 or (ii) the date on which the Company makes any prepayment in respect of the Convertible Notes, the Company may request further advances from the purchaser of the Note so long as the total principal amount does not exceed $22,000,000.

All obligations under the Note Agreement will be secured by liens on substantially all of the assets of the Company and will have subsidiary guarantees and pledges of the capital stock of the subsidiary guarantors subject to certain terms and exceptions.

In addition, on the Closing Date and as a condition precedent for the closing of the Note Agreement, the Company entered into a Securities Purchase Option Agreement (the “Option Agreement”) with ACM. Pursuant to the Option Agreement, ACM had the option, in ACM’s sole discretion, to purchase an aggregate of 1,333,333 shares of Common Stock, at a price of $6.00 per share (such right, the “Option”). The Option was exercised on July 14, 2014, see “Note 7 – Private Equity Placement.”

E. Convertible Note Payable

On February 15, 2013, the Company entered into a convertible note payable agreement for $1 million. The convertible note payable was made up of $10,000 increments, of which 100 increments were issued to existing stockholders of the Company and other third parties. The convertible note accrued 10% annual interest and had a contingent 15% beneficial conversion upon the next equity financing of at least $10 million.

In connection with the Merger, the convertible note of $1.0 million principal and accrued interest of approximately $63,000 was converted to 319,236 shares of common stock.